Exhibit 32.0

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of Trans World Corporation (the “Registrant”) hereby certifies that the Registrant’s Form 10-QSB for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

Date: November 4, 2004	/s/ Rami S. Ramadan
Name: Rami S. Ramadan
Title: President, Chief Executive Officer, and Chief Financial Officer